                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-44139) pertaining to the 1991 Employee Stock Option Plan of Old Dominion Freight Line, Inc. of our report dated January 29, 2002, with respect to the consolidated financial statements and schedule of Old Dominion Freight Line, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

Greensboro, North Carolina
March 22, 2002